Evergreen Offit New York Municipal Bond Fund:Annual Report as of March 31, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
8	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
15	STATEMENT OF ASSETS AND LIABILITIES
16	STATEMENTS OF OPERATIONS
17	STATEMENTS OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
24	INDEPENDENT AUDITORS' REPORT
25	ADDITIONAL INFORMATION
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

May 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen shareholder,

We are pleased to provide the annual report for Evergreen Offit New York Municipal Bond Fund, which covers the 3-month period ended March 31, 2003.

Market analysis

Over the past 12 months, the municipal bond market was not excluded from the overall volatility in the financial markets over the past year. Uncertainty regarding the strength of the economic recovery and fears of war and terror combined to frequently challenge those in the fixed income markets. While periodic strength in stocks competed with bonds for investment dollars, those investors employing proper diversification strategies managed to weather the volatility on a relative basis. In the municipal market, those investors who paid heed to duration and quality during the volatility were able to manage risks effectively. While many other areas within the financial markets delivered disappointing returns, many municipal bond investors benefited from falling yields due in part to an accommodating Federal Reserve Board policy, uncertainty related to the strength of the economic recovery, and continued volatility in the equity markets.

Several developments occurred over the past year and these trends may continue in coming months. First, the weaker-than-expected recovery resulted in lower tax receipts for most municipalities, increasing the need for new debt issuance. Second, the increased supply was met by healthy demand

LETTER TO SHAREHOLDERS continued

for bonds that were suitable for a broad range of investment needs. Third, many investors exiting the equity markets placed their assets in short-term, liquid issues. This enabled many tax-free money market funds to perform well. Finally, many longer-dated issues also outperformed, benefiting from both price increases and declining yields.

Perhaps the most interesting development was the solid performance of many bonds, despite the increased supply. Ordinarily, extra supply hinders return potential, yet uncertainty in the equity markets resulted in higher-than-normal demand for tax-exempt income securities. Money flowed from equity funds due to the uncertain economy, and as geopolitical uncertainty increased, flows increased further into a wide variety of bond structures.

So far, 2003 has not offered compelling arguments for a surge in economic growth. As a result, investor sentiment remains tepid, as war with Iraq and concerns over terrorism are keeping many equity investors on the sidelines. With the prospects for moderate economic growth, declining tax revenues, and many municipalities needing resources to fund programs, issuance should once again increase in the coming year. The degree of clarity on the geopolitical situation will determine whether or not this issuance is met with investor demand. If investors continue underweighting stocks, the increased issuance should not dilute opportunities within the municipal bond market. If investors sense an end to the global turmoil, demand may not satisfy supply.

Until economic growth improves in conjunction with clarity on the geopolitical situation in the second half of the year, we expect interest rates to remain at 40-year lows.

LETTER TO SHAREHOLDERS continued

Unemployment rates in the range of 6% and global tensions should keep the Fed on the sidelines for much of 2003. As the markets sense an improved outlook, though, interest rates could begin a gradual climb later in the year. We believe those portfolios adopting long-term defensive strategies involving quality and yield should be adequately positioned for this scenario.

For more information

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the "About Evergreen Investments" menu tab. Thank you for your continued support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of March 31, 2003

MANAGEMENT TEAM

Michael Pietronico
Tax-Exempt Fixed Income Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio inception date: 4/3/1995
	Class A	Class B	Class C	Class I
Class inception date	10/17/2001	11/8/2002	11/8/2002	4/3/1995

3-month return with sales charge	-4.18%	-4.58%	-1.55%	N/A

3-month return w/o sales charge	0.60%	0.42%	0.42%	0.66%

Average annual return*

1 year with sales charge	4.54%	4.71%	7.61%	N/A

1 year w/o sales charge	9.79%	9.71%	9.71%	10.17%

5 year	5.07%	5.80%	5.90%	6.20%

Since portfolio inception	5.77%	6.43%	6.30%	6.48%

Maximum sales charge	4.75%	5.00%	1.00%	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

30-day SEC yield	2.75%	2.09%	2.09%	3.11%

Tax-equivalent yield**	4.48%	3.40%	3.40%	5.07%

3-month income dividends per share	$0.08	$0.06	$0.06	$0.08

* Adjusted for maximum applicable sales charge, unless noted.
** Assumes a maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class A prior to 11/11/2002 is based on (1) the performance of the Advisor shares of the fund's predecessor fund, OFFIT New York Municipal Fund, and (2) prior to its inception, on the Select shares, the original class offered by the fund's predecessor fund. Historical performance shown for Classes B and C prior to their inception is based on the performance of Class I. Historical performance for Class I prior to 11/11/2002 is based on the performance of the Select shares of the fund's predecessor fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Advisor shares, 0.30% for Class A and 1.00% for Classes B and C. Class I and Select shares do not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower. The advisor is waiving a portion of its advisory fee and reimbursing a portion of the 12b-1 fee for Class A. Had the fees not been waived or reimbursed, returns would have been lower.

2 Source: Morningstar, Inc.

Morningstar's Style Box is based on a portfolio date as of 3/31/2003.

The fixed income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Offit New York Municipal Bond Fund Class A shares,1 versus a similar investment in the Lehman Brothers 5-Year Municipal Bond Index (LB5YMBI) and the Consumer Price Index (CPI).
The LB5YMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of the Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The fund's yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

All data is as of March 31, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fiscal year end of the fund has changed from December 31 to March 31. This annual report covers the three-month period ended March 31, 2003. Going forward, the next update you will receive will be the semiannual report, which will cover the six-month period ended September 30, 2003.

The fund's Class A shares had a total return of 0.60% for the three-month period ended March 31, 2003, excluding any applicable sales charges. During the same period, the Lehman Brothers 5-Year Municipal Bond Index returned 1.11% and the median return of funds in the Lipper New York intermediate municipal debt funds classification was 0.76%. Lipper is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 3/31/2003)

Total Net Assets	$112,502,823

Average Credit Quality*	AA

Effective Maturity	7.2 years

Average Duration	5.6 years

* Source: Standard & Poor's

What was the investment environment like during the period?

The investment environment during the period was especially volatile as market interest rates gyrated wildly within a fairly narrow trading range. Municipal bond prices fell during January and March while they rose in February. Credit spreads were particularly volatile as airline and tobacco bonds experienced significant downward price pressures.

PORTFOLIO COMPOSITION
(as a percentage of 3/31/2003 portfolio assets)

General Obligation - Local	31.9%

Transportation	18.6%

Water & Sewer	14.5%

Education	7.9%

Sales Tax	6.8%

Community Development District	5.6%

Power	4.9%

Capital Improvements	2.7%

Housing	2.2%

Other	4.9%

What strategies did you use to manage the fund?

Against the backdrop of volatility and below trend, but positive, economic growth, we focused on municipal sector selection as the most important determinant of overall portfolio return. We avoided sectors of the municipal market such as tobacco and airline-backed municipal debt securities, which in our opinion, were too volatile and speculative. We concentrated new purchases in essential purpose revenue bonds and stable-to-improving general obligation credits that we believed would maintain their relative value going forward.

What factors affected performance the most during the period?

The fund modestly underperformed its benchmark, the Lehman Brothers 5-Year Municipal Bond Index, over the period. This underperformance was largely a result of the fund's greater exposure in the ten-year area of the yield curve. While municipal rates declined slightly in the two- to five-year area of the municipal market, rates moved

PORTFOLIO MANAGER INTERVIEW continued

modestly higher in the ten-year range. As a result, prices of municipal securities in this maturity range declined and the fund underperformed its benchmark.

The fund's performance benefited from the adherence to our rigid credit selection process. This strategy helped us avoid sectors that performed poorly over the period.

PORTFOLIO QUALITY*
(as a percentage of 3/31/2003 market value of bonds)

AAA	34.7%

AA	55.2%

A	10.1%

*Source: Standard & Poor's

What is your outlook for the next 12 months?

While the fixed-income and equity markets have been consumed with the war in Iraq, we believe that at some point in the near future both markets will begin to focus on the state of the U.S. economy. With a stagnant labor market, excess global industrial capacity and persistent geopolitical concerns, we anticipate that market interest rates will remain in a fairly tight trading range in the near term. Given this scenario, we believe the Federal Reserve Board will be reluctant to raise short-term interest rates until an economic recovery is unquestionably well under way. Against this backdrop, we will position the fund with a slightly longer duration bias based upon the belief that the steepness of the municipal yield curve will reward investors with the additional income needed to earn above-average returns by year-end.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31, 2003[1]	Year Ended December 31,
		2002[2]	2001[2,3]
CLASS A
Net asset value, beginning of period	$11.22	$10.77	$11.31
Income from investment operations
Net investment income	0.08	0.36	0.06
Net realized and unrealized gains or losses on securities	-0.01	0.67	-0.16
Total from investment operations	0.07	1.03	-0.10
Distributions to shareholders from
Net investment income	-0.08	-0.36	-0.06
Net realized gains	0	-0.22	-0.38
Total distributions to shareholders	-0.08	-0.58	-0.44
Net asset value, end of period	$11.21	$11.22	$10.77
Total return[4]	0.60%	9.76%	-0.79%
Ratios and supplemental data
Net assets, end of period (thousands)	$2,736	$2,015	$50
Ratios to average net assets
Expenses[5]	0.82%[6]	0.78%	0.75%[6]
Net investment income	2.85%[6]	3.24%	2.82%[6]
Portfolio turnover rate	42%	286%	245%

1.  For the three months ended March 31, 2003. The fund changed its fiscal year end from December 31 to March 31, effective March 31, 2003.

2.  As of the close of business on November 8, 2002, Evergreen Offit New York Municipal Bond Fund acquired the net assets of OFFIT New York Municipal Fund ("OFFIT Fund"). OFFIT Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to November 11, 2002 are those of OFFIT Fund.

3.  For the period from October 17, 2001 (commencement of class operations), to December 31, 2001.

4.  Excluding applicable sales charges

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended	Year Ended
	March 31,2003[1]	December 31, 2002[2]
CLASS B
Net asset value, beginning of period	$11.22	$11.14
Income from investment operations
Net investment income	0.06	0.04
Net realized and unrealized gains or losses on securities	-0.01	0.08
Total from investment operations	0.05	0.12
Distributions to shareholders from
Net investment income	-0.06	-0.04
Net asset value, end of period	$11.21	$11.22
Total return[3]	0.42%	1.07%
Ratios and supplemental data
Net assets, end of period (thousands)	$2,342	$972
Ratios to average net assets
Expenses[4]	1.58%[5]	1.53%[5]
Net investment income	2.11%[5]	2.42%[5]
Portfolio turnover rate	42%	286%

1.  For the three months ended March 31, 2003. The fund changed its fiscal year end from December 31 to March 31, effective March 31, 2003.

2.  For the period from November 8, 2002 (commencement of class operations), to December 31, 2002.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended	Year Ended
	March 31,2003[1]	December 31, 2002[2]
CLASS C
Net asset value, beginning of period	$11.22	$11.14
Income from investment operations
Net investment income	0.06	0.04
Net realized and unrealized gains or losses on securities	-0.01	0.08
Total from investment operations	0.05	0.12
Distributions to shareholders from
Net investment income	-0.06	-0.04
Net asset value, end of period	$11.21	$11.22
Total return[3]	0.42%	1.07%
Ratios and supplemental data
Net assets, end of period (thousands)	$4,747	$3,357
Ratios to average net assets
Expenses[4]	1.57%[5]	1.52%[5]
Net investment income	2.10%[5]	2.31%[5]
Portfolio turnover rate	42%	286%

1.  For the three months ended March 31, 2003. The fund changed its fiscal year end from December 31 to March 31, effective March 31, 2003.

2.  For the period from November 8, 2002 (commencement of class operations), to December 31, 2002.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31, 2003[1]	Year Ended December 31,
		2002[2]	2001[2]	2000[2]	1999[2]	1998[2]
CLASS I
Net asset value, beginning of period	$11.22	$10.77	$10.90	$10.32	$10.82	$10.69
Income from investment operations
Net investment income	0.08	0.38	0.38	0.48	0.43	0.44
Net realized and unrealized gains or losses on securities	-0.01	0.67	0.25	0.58	-0.50	0.19
Total from investment operations	0.07	1.05	0.63	1.06	-0.07	0.63
Distributions to shareholders from
Net investment income	-0.08	-0.38	-0.38	-0.48	-0.43	-0.44
Net realized gains	0	-0.22	-0.38	0	0	-0.06
Total distributions to shareholders	-0.08	-0.60	-0.76	-0.48	-0.43	-0.50
Net asset value, end of period	$11.21	$11.22	$10.77	$10.90	$10.32	$10.82
Total return	0.66%	10.04%	5.94%	10.54%	-0.65%	6.03%
Ratios and supplemental data
Net assets, end of period (thousands)	$102,678	$101,193	$101,878	$85,190	$68,228	$67,793
Ratios to average net assets
Expenses[3]	0.58%[4]	0.51%	0.50%	0.50%	0.50%	0.50%
Net investment income	3.11%[4]	3.48%	3.43%	4.56%	4.09%	4.08%
Portfolio turnover rate	42%	286%	245%	256%	93%	132%

1.  For the three months ended March 31, 2003. The fund changed its fiscal year end from December 31 to March 31, effective March 31, 2003.

2.  As of the close of business on November 8, 2002, Evergreen Offit New York Municipal Bond Fund acquired the net assets of OFFIT New York Municipal Fund ("OFFIT Fund"). OFFIT Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to November 11, 2002 are those of OFFIT Fund.

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

March 31, 2003

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS 94.6%
CAPITAL IMPROVEMENTS 2.6%
New York Bridge Auth. RB, 5.00%, 01/01/2014	AA-	$ 2,655,000	$ 2,894,269
COMMUNITY DEVELOPMENT DISTRICT 5.5%
New York Urban Dev. Corp. RB:
5.00%, 12/15/2013	AA	250,000	276,195
5.375%, 03/15/2016	AA	1,360,000	1,498,489
6.10%, 01/01/2011	AA-	2,250,000	2,482,717
Ser. A, 5.375%, 03/15/2017	AA	1,750,000	1,915,795
6,173,196
EDUCATION 7.7%
New York Dorm. Auth. RB:
2.00%, 03/15/2005	AA	265,000	267,637
4.70%, 05/15/2004	AA-	400,000	415,152
5.375%, 07/01/2017	AA-	1,310,000	1,431,083
5.50%, 05/15/2009	AA-	1,500,000	1,683,495
5.50%, 05/15/2016	AAA	400,000	462,248
Ser. A, 5.75%, 07/01/2012	AAA	1,000,000	1,166,530
Troy, NY IDA RRB:
Ser. A, 5.50%, 09/01/2012	A+	1,145,000	1,310,223
Ser. A, 5.50%, 09/01/2013	A+	1,100,000	1,247,763
Ser. A, 5.50%, 09/01/2015	A+	620,000	699,100
8,683,231
GENERAL OBLIGATION - LOCAL 31.2%
Albany Cnty., NY GO, Ser. B, 5.60%, 03/15/2007	AAA	700,000	797,125
Liverpool, NY Sch. Dist. GO:
5.00%, 07/15/2013	AAA	985,000	1,081,904
5.125%, 07/15/2016	AAA	1,165,000	1,264,841
New York Local Government Assistance GO:
Ser. A-2, 5.00%, 04/01/2007	AA	1,000,000	1,103,020
Ser. A-2, 5.00%, 04/01/2010	AA	735,000	812,917
New York, NY GO:
Ser. F, 5.00%, 09/15/2006	AA	1,600,000	1,765,856
Ser. F, 5.75%, 02/01/2012	A	1,475,000	1,598,000
Ser. F, 6.50%, 05/15/2012	A	1,000,000	1,141,260
Ser. H, 5.75%, 03/15/2013	AAA	5,000,000	5,702,450
Onondaga Cnty., NY GO:
Ser. A, 5.00%, 05/01/2014	AA+	1,945,000	2,133,315
Ser. A, 5.00%, 05/01/2015	AA+	2,650,000	2,883,757
Ser. A, 5.00%, 05/01/2016	AA+	1,250,000	1,351,300
Orange Cnty., NY GO:
5.50%, 11/15/2006	Aa1	1,815,000	2,042,964
6.00%, 11/15/2008	Aa1	470,000	551,324
Sachem, NY Sch. Dist. GO:
4.00%, 06/15/2006	AAA	1,875,000	2,006,756
4.00%, 06/15/2009	AAA	1,990,000	2,122,295
4.00%, 06/15/2010	AAA	2,040,000	2,151,874
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
GENERAL OBLIGATION - LOCAL continued
Scarsdale, NY Free Sch. Dist. GO:
4.00%, 06/01/2010	Aaa	$ 1,845,000	$ 1,948,357
4.00%, 06/01/2011	Aaa	1,590,000	1,658,974
4.125%, 06/01/2012	Aaa	335,000	349,529
4.25%, 06/01/2013	Aaa	570,000	595,496
35,063,314
HOUSING 2.1%
New York Mtge. Agcy. SFHRB:
5.85%, 10/01/2006	Aa2	125,000	132,146
5.90%, 10/01/2013	Aa1	610,000	660,923
5.95%, 04/01/2007	Aa2	100,000	105,436
Ser. 50, 5.35%, 04/01/2007	Aa2	240,000	260,974
Ser. 50, 5.80%, 10/01/2006	Aa2	200,000	216,704
Ser. 67, 5.30%, 10/01/2010	Aa1	585,000	624,575
Ser. 102, 4.70%, 10/01/2016	Aa1	350,000	363,010
2,363,768
PORT AUTHORITY 1.7%
Port Auth., NY & NJ RB:
5.25%, 07/15/2007	AA-	1,185,000	1,304,792
5.80%, 08/01/2006	AA-	585,000	627,137
1,931,929
POWER 4.7%
New York Pwr. Auth. RB:
5.25%, 11/15/2016	AA-	1,000,000	1,095,630
Ser. A, 5.00%, 11/15/2017	AA-	4,000,000	4,264,000
5,359,630
SALES TAX 6.7%
Nassau Cnty., NY Fin. Agcy. RB, Ser. A, 4.75%, 11/15/2008	AAA	780,000	844,951
New York Muni. Assistance Corp. RB:
4.00%, 07/01/2007	AA+	1,245,000	1,332,797
5.25%, 07/01/2007	AA+	1,000,000	1,120,480
Ser. 1, 6.25%, 07/01/2007	AA+	550,000	637,703
New York, NY City Transitional RB:
5.00%, 11/01/2006	AA+	1,250,000	1,380,075
5.875%, 11/01/2015	AA+	465,000	538,038
Ser. B, 5.375%, 02/01/2014	AA+	325,000	363,506
Ser. B, 5.375%, 02/01/2015	AA+	1,155,000	1,281,426
7,498,976
TRANSPORTATION 18.2%
Metropolitan Trans. Auth., NY RB:
5.00%, 11/15/2005	A	3,000,000	3,243,540
Ser. A, 5.50%, 11/15/2015	AAA	1,550,000	1,751,299
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
TRANSPORTATION continued
New York Thruway Auth. RB:
5.25%, 01/01/2010	AA-	$ 2,250,000	$ 2,491,897
5.75%, 04/01/2009	AAA	1,000,000	1,151,930
Ser. B, 5.25%, 04/01/2013	AAA	3,250,000	3,570,905
Triborough, NY Bridge & Tunnel Auth. RB:
4.00%, 11/15/2008	A+	1,400,000	1,490,930
5.00%, 01/01/2015	AA-	2,775,000	2,984,374
Ser. A, 5.25%, 01/01/2015	AA-	2,410,000	2,637,865
Ser. B, 5.25%, 11/15/2015	AA-	1,000,000	1,128,190
20,450,930
WATER & SEWER 14.2%
New York Env. Facs. RB:
Ser. B, 5.25%, 06/15/2014	AAA	1,000,000	1,113,750
Ser. B, 5.25%, 06/15/2016	AAA	6,065,000	6,663,252
New York, NY Muni. Wtr. Fin. RB:
4.50%, 06/15/2011	AA	1,750,000	1,867,617
5.375%, 06/15/2013	AA	250,000	280,455
Ser. A, 5.375%, 06/15/2014	AA	5,000,000	5,588,050
Suffolk Cnty., NY Wtr. Auth. RRB, 5.10%, 06/01/2006	AAA	400,000	440,016
15,953,140
Total Municipal Obligations			106,372,383

		Shares

SHORT-TERM INVESTMENTS 3.0%
MUTUAL FUND SHARES 3.0%
Evergreen New York Municipal Money Market Fund (o)		3,415,790	3,415,790
Total Investments (cost $106,026,012) 97.6%			109,788,173
Other Assets and Liabilities 2.4%			2,714,650
Net Assets 100.0%			$ 112,502,823

(v)	Credit ratings are unaudited and rated by Moody's Investors Service where Standard and Poor's ratings are not available.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.

Summary of Abbreviations:
GO	General Obligation
IDA	Industrial Development Authority
RB	Revenue Bond
RRB	Refunding Revenue Bond
SFHRB	Single Family Housing Revenue Bond
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003

Assets
Identified cost of securities	$ 106,026,012
Net unrealized gains on securities	3,762,161

Market value of securities	109,788,173
Receivable for securities sold	1,324,840
Receivable for Fund shares sold	225,451
Interest receivable	1,506,088
Prepaid expenses and other assets	97,423

Total assets	112,941,975

Liabilities
Dividends payable	51,494
Payable for Fund shares redeemed	358,738
Advisory fee payable	1,073
Distribution Plan expenses payable	199
Due to other related parties	307
Accrued expenses and other liabilities	27,341

Total liabilities	439,152

Net assets	$ 112,502,823

Net assets represented by
Paid-in capital	$ 107,709,929
Undistributed net investment income	17,744
Accumulated net realized gains on securities	1,012,989
Net unrealized gains on securities	3,762,161

Total net assets	$ 112,502,823

Net assets consists of
Class A	$ 2,735,630
Class B	2,342,158
Class C	4,747,044
Class I	102,677,991

Total net assets	$ 112,502,823

Shares outstanding
Class A	244,017
Class B	208,935
Class C	423,460
Class I	9,159,012

Net asset value per share
Class A	$ 11.21
Class A -- Offering price (based on sales charge of 4.75%)	$ 11.77
Class B	$ 11.21
Class C	$ 11.21
Class C -- Offering price (based on sales charge of 1.00%)	$ 11.32
Class I	$ 11.21

See Notes to Financial Statements

STATEMENTS OF OPERATIONS

	Year Ended	Year Ended
	March 31,	December 31,
	2003(a)	2002

Investment income
Interest	$ 995,231	$ 4,392,584

Expenses
Advisory fee	94,538	386,423
Distribution Plan expenses
Class A	1,848	655
Class B	4,088	882
Class C	10,122	2,405
Administrative services fee	27,011	133,237
Transfer agent fee	3,450	29,444
Trustees' fees and expenses	2,564	2,266
Printing and postage expenses	12,950	16,066
Custodian fee	7,663	39,287
Registration and filing fees	24,300	6,969
Professional fees	13,000	18,071
Interest expense	0	254
Other	2,872	22,877

Total expenses	204,406	658,836
Less: Expense reductions	(84)	(23)
Fee waivers and expense reimbursements	(32,611)	(95,074)

Net expenses	171,711	563,739

Net investment income	823,520	3,828,845

Net realized and unrealized gains or losses on securities
Net realized gains on securities	779,607	2,962,254
Net change in unrealized gains or losses on securities	(872,018)	3,789,165

Net realized and unrealized gains or losses on securities	(92,411)	6,751,419

Net increase in net assets resulting from operations	$ 731,109	$ 10,580,264

(a) For the three months ended March 31, 2003. The fund changed its fiscal year end from December 31 to March 31, effective March 31, 2003.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended		Year Ended
	March 31, 2003(a)		December 31, 2002

Operations
Net investment income		$ 823,520		$ 3,828,845
Net realized gains on securities		779,607		2,962,254
Net change in unrealized gains or losses on securities		(872,018)		3,789,165

Net increase in net assets resulting from operations		731,109		10,580,264

Distributions to shareholders from
Net investment income
Class A		(19,972)		(8,457)
Class B		(8,180)		(2,205)
Class C		(20,385)		(5,855)
Class I		(754,250)		(3,815,527)
Net realized gains
Class A		0		(1,548)
Class I		0		(2,136,858)

Total distributions to shareholders		(802,787)		(5,970,450)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	155,791	1,733,728	174,078	1,925,830
Class B	121,781	1,358,466	86,498	954,682
Class C	135,535	1,508,928	302,186	3,336,840
Class I	620,960	6,907,724	3,776,285	41,681,505

		11,508,846		47,898,857

Net asset value of shares issued in reinvestment of distributions
Class A	1,165	13,013	856	9,525
Class B	517	5,783	146	1,621
Class C	810	9,050	325	3,632
Class I	55,828	623,824	443,875	4,913,296

		651,670		4,928,074

Payment for shares redeemed
Class A	(92,478)	(1,020,999)	0	0
Class B	(7)	(75)	0	0
Class C	(12,035)	(134,397)	(3,361)	(37,344)
Class I	(534,719)	(5,967,951)	(4,664,444)	(51,789,623)

		(7,123,422)		(51,826,967)

Net increase in net assets resulting from capital share transactions		5,037,094		999,964

Total increase in net assets		4,965,416		5,609,778
Net assets
Beginning of period		107,537,407		101,927,629

End of period		$ 112,502,823		$ 107,537,407

Undistributed (overdistributed) net investment income		$ 17,744		$ (2,989)

(a) For the three months ended March 31, 2003. The fund changed its fiscal year end from December 31 to March 31, effective March 31, 2003.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended
	December 31, 2001

Operations
Net investment income		$ 3,236,094
Net realized gains on securities		3,441,967
Net change in unrealized gains or losses on securities		(1,534,348)

Net increase in net assets resulting from operations		5,143,713

Distributions to shareholders from
Net investment income
Class A		(288)
Class B		0
Class C		0
Class I		(3,235,806)
Net realized gains
Class A		(1,704)
Class I		(3,558,471)

Total distributions to shareholders		(6,796,269)

	Shares
Capital share transactions
Proceeds from shares sold
Class A	4,421	50,000
Class B	0	0
Class C	0	0
Class I	2,648,075	29,546,570

		29,596,570

Net asset value of shares issued in reinvestment of distributions
Class A	184	1,992
Class B	0	0
Class C	0	0
Class I	548,288	5,981,690

		5,983,682

Payment for shares redeemed
Class A	0	0
Class B	0	0
Class C	0	0
Class I	(1,551,809)	(17,189,580)

		(17,189,580)

Net increase in net assets resulting from capital share transactions		18,390,672

Total increase in net assets		16,738,116
Net assets
Beginning of period		85,189,513

End of period		$ 101,927,629

Undistributed net investment income		$ 0

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Offit New York Municipal Bond Fund (the "Fund") is a non-diversified series of Evergreen Municipal Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

As of the close of business on November 8, 2002, the net assets of OFFIT New York Municipal Fund ("OFFIT Fund"), a series of The OFFIT Investment Fund, Inc., were acquired by the Fund in exchange for shares of the Fund. Advisor shares and Select shares of OFFIT Fund received Class A and Class I shares of the Fund, respectively. As OFFIT Fund contributed the majority of the net assets and shareholders to the Fund, the accounting and performance history of OFFIT Fund has been carried forward.

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS continued

b. When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to utilization of earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.35% of the Fund's average daily net assets. Prior to January 1, 2003, OFFITBANK Fund Advisors, a subsidiary of Wachovia, served as investment advisor to the Fund and was paid a fee at the same rate.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made

NOTES TO FINANCIAL STATEMENTS continued

after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the period ended March 31, 2003, the investment advisor waived its fees and reimbursed expenses relating to Class A in the amount of $32,600 and $11, respectively, which represents 0.12% and 0.00%, respectively, of the Fund's average daily net assets. Total amounts subject to recoupment as of March 31, 2003, were $32,611.

During the year ended December 31, 2002, the investment advisor waived its fees in the amount of $67,484, which represented 0.06% of the Fund's average daily net assets.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund's average daily net assets.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

Prior to September 23, 2002, PFPC Inc., an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc. provided administrative, fund accounting, transfer and dividend disbursing agent services for the Fund. For its administrative services, PFPC Inc. received a fee at an annual rate starting at 0.125% and declining to 0.0275% as average daily net assets increased. For providing fund accounting services to the Fund, PFPC Inc. received a fee of $1,250 per month plus out of pocket expenses.

During the year ended December 31, 2002, PFPC Inc. waived its fees in the amount of $27,590, which represents 0.03% of the Fund's average daily net assets.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 1.00% of the average daily net assets for Class B and Class C shares. On March 20, 2003, the Trustees of the Fund approved an increase to the annual maximum allowable charge for servicing and distribution fees on Class A shares from 0.25% to 0.30% of the average daily net assets of Class A shares. This increase became effective on either March 26, 2003 or March 27, 2003 for all Class A shares in the Evergreen fund family.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $51,571,499 and $43,182,909, respectively, for the period ended March 31, 2003.

NOTES TO FINANCIAL STATEMENTS continued

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $296,542,599 and $298,249,594, respectively, for the year ended December 31, 2002.

On March 31, 2003, the aggregate cost of securities for federal income tax purposes was $106,032,626. The gross unrealized appreciation and depreciation on securities based on tax cost was $3,797,976 and $42,429, respectively, with a net unrealized appreciation of $3,755,547.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from other participating funds. During the period ended March 31, 2003 and year ended December 31, 2002, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed	Undistributed
Ordinary	Exempt-Interest	Long-term	Unrealized
Income	Income	Capital Gain	Appreciation

$ 786,221	$ 17,744	$ 233,382	$ 3,755,547

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to short-term capital gains, which are considered ordinary income for income tax purposes.

The tax character of distributions paid for the period ended March 31, 2003, was $53 of ordinary income and $802,734 of exempt-interest income.

The tax character of distributions paid for the year ended December 31, 2002, was as follows:

Ordinary	Exempt-Interest	Long-Term
Income	Dividends	Capital Gain

$1,240,987	$3,819,015	$910,448

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced. During the period ended March 31, 2003 and year ended December 31, 2002, the Fund received expense reductions from expense offset arrangements of $84 and $23, respectively, which represents 0.00% of its average daily net assets on an annualized basis.

9. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses.

NOTES TO FINANCIAL STATEMENTS continued

At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the period ended March 31, 2003, the Fund had no borrowings under this agreement. During the year ended December 31, 2002, the Fund had average borrowings outstanding of $10,813 at a rate of 2.31% and paid interest of $254, which represents 0.00% of its average daily net assets.

11. SUBSEQUENT DISTRIBUTIONS

On April 23, 2003, the Fund declared distributions from short-term capital gains of $0.0751 per share and from long-term capital gains of $0.0223 per share, payable on April 24, 2003, to shareholders of record on April 22, 2003. These distributions are not reflected in the accompanying financial statements.

12. CONCENTRATION OF RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen Municipal Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Offit New York Municipal Bond Fund, a series of the Evergreen Municipal Trust, as of March 31, 2003, and the related statement of operations for the three-month period ended March 31, 2003 and the year ended December 31, 2002, statements of changes in net assets for the three-month period ended March 31, 2003 and each of the years or periods in the two-year period ended December 31, 2002, and the financial highlights for the three-month period ended March 31, 2003 and each of the years or periods in the two-year period ended December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the three-year period ended December 31, 2000 were audited by other auditors whose report thereon, dated February 16, 2001, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian. As to securities sold but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Offit New York Municipal Bond Fund, as of March 31, 2003, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
May 2, 2003

ADDITIONAL INFORMATION (unaudited)

Federal Tax Distributions

For the fiscal year ended March 31, 2003, the percentage representing the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax is 99.99%.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 112 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the fund because of his ownership of shares in Wachovia Corporation, the parent to the fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $229 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of March 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

564982   5/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034